Exhibit 10.1.4

Execution Version

ASSUMPTION AND RATIFICATION AGREEMENT

This Assumption and Ratification Agreement (this “Agreement”), effective as of September 29, 2014, is entered into by and among:

AT HOME HOLDING III INC. (f/k/a GRD Holding III Corporation), a Delaware corporation (“At Home III”), and AT HOME STORES LLC (f/k/a Garden Ridge Management, LLC), a Delaware limited liability company (“At Home LLC”; and together with At Home III each individually, a “Borrower” and collectively, the “Borrowers”);

the GUARANTORS party hereto; and

BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Agent”);

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

RECITALS

Reference is made to that certain Credit Agreement dated as of October 5, 2011, as amended by First Amendment to Credit Agreement dated as of May 9, 2012, Second Amendment to Credit Agreement dated as of May 23, 2013 and by Third Amendment to Credit Agreement dated as of  July 28, 2014 (as the same may be further amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among, among others, the Borrowers, the lenders from time to time party thereto (the “Lenders”) and the Agent.  All capitalized terms used herein, and not otherwise defined, shall have the same meaning herein as in the Credit Agreement.

On or prior to the date hereof and before giving effect to this Agreement, (a) Garden Ridge, L.P. a Texas limited partnership (“GR LP”), converted from a Texas limited partnership to a Texas limited liability company, (b) Garden Ridge Corporation, a Delaware corporation, merged with and into Garden Ridge Management, LLC, with Garden Ridge Management, LLC being the surviving entity, (c) GR LP merged with and into Garden Ridge Management, LLC, with Garden Ridge Management, LLC being the surviving entity (the “Borrower Merger”), (d) Garden Holdings Inc., a Delaware corporation, converted from a Delaware corporation to a Delaware limited liability company and changed its name to “At Home Companies LLC”, (e) Garden Ridge Management, LLC changed its name to “At Home Stores LLC”, (f) GRD Holding II Corporation, a Delaware corporation, changed its name to “At Home Holding II Inc.”, (g) GRD Holding III Corporation, a Delaware corporation, changed its name to “At Home Holding III Inc.”, (h) 29 Northwest LLC, a Delaware limited liability company, changed its name to “At Home Properties LLC”, (i) Garden Ridge Finance Corporation , a Delaware corporation, changed its name to “At Home Finance Corporation”, (j) GR Development LLC, a Delaware limited liability company and the sole member of 11501 Bluegrass Parkway LLC (“Bluegrass”) and 12990 West Center Road LLC (“West Center”) assigned its membership interests in Bluegrass and West Center to At Home Properties LLC, and (k) GR Development LLC was dissolved by its sole member, At Home Companies LLC (the transactions described in (a) through (k) above are collectively referred to as the “Corporate Reorganization”).  The Corporate Reorganization took place in the order specified in clauses (a) through (k) above.

The Loan Parties and the Agent, on behalf of itself and the Secured Parties, hereby desire to ratify and confirm that (a) (i) as a result of the Borrower Merger, At Home LLC has assumed all of the Obligations of GR LP to the Agent, the Lenders and the other Secured Parties, under each of the Loan Documents, and (ii) any and all security interests and other Liens granted by At Home LLC and GR LP to the Agent, for the benefit of the Secured Parties, secure At Home LLC’s obligations as a Borrower under the Credit Agreement, and (b) (i) each Guarantor is a Guarantor of all Obligations of At Home LLC, as successor to GR LP, and (ii) any and all security interests and other Liens granted by each Guarantor to the Agent, for the benefit of the Secured Parties, to secure such guaranty obligations, will continue to secure the guaranty in respect of the Obligations of At Home LLC, in each case, to the same extent as if At Home LLC had been a Borrower under the Credit Agreement and the other Loan Documents on the Closing Date.

NOW, THEREFORE, the parties hereto agree as follows:

1.                                      Assumption.  At Home LLC hereby ratifies and confirms that as a result of the Borrower Merger, At Home LLC assumed all of the Obligations of GR LP as a Borrower under the Credit Agreement and each of the other Loan Documents, and At Home LLC agrees to pay, perform, observe and maintain in full force and effect, all of the Obligations of GR LP thereunder.  At Home LLC agrees to honor, perform and comply with, in all respects, all terms and provisions of all of the Loan Documents, to the same extent as though At Home LLC was named as a Borrower therein in place of GR LP.  At Home LLC hereby ratifies and confirms that any and all security interests and Liens previously granted by GR LP and At Home LLC to the Agent continue to secure the Obligations to the Agent, for benefit of itself and the other Secured Parties, pursuant to Loan Documents.

2.                                      Obligations.  At Home LLC acknowledges that immediately prior to giving effect to the Corporate Reorganization, the Obligations of GR LP were due and owing to the Agent, the Lenders and the other Secured Parties under the Loan Documents, in accordance with their terms, and such obligations are now due and owing from At Home LLC to the Agent, the Lenders and the other Secured Parties, in accordance with their terms to the same extent and the same manner as if At Home LLC was an original Borrower.  At Home LLC hereby acknowledges and agrees that (a) At Home LLC is a party to the Credit Agreement and each of the other Loan Documents to which GR LP was a party and directly and primarily obligated for all of the agreements, representations and warranties, covenants, undertakings, Indebtedness and other Obligations of GR LP under the Credit Agreement and the other Loan Documents (other than those agreements, representations and warranties, covenants, undertakings, Indebtedness and other Obligations that relate solely to an earlier date), and (b) all references to GR LP (or to GR LP as a Borrower) in the Credit Agreement and the other Loan Documents now refer to At Home LLC.

3.                                      Ratification.  Each Guarantor confirms that after giving effect to the Corporate Reorganization,(a) it is a Guarantor of all Obligations of At Home LLC, as successor to GR LP, and (b) any and all security interests and other Liens granted to the Agent, for the benefit of the Secured Parties, to secure such guaranty obligations, continue to secure to the Obligations of At Home LLC, in each case, to the same extent as if At Home LLC had been a Borrower under the Credit Agreement and the other Loan Documents on the Closing Date.

4.                                      Representations and Warranties.  Each Loan Party hereby represents and warrants that as of the date hereof and after giving effect to the Corporate Reorganization:

(a) (i) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document, and (i) all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects except that (x) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (y) in the case of any representation and warranty qualified by materiality, they are true and correct in all respects; and

(b) this Agreement has been duly executed and delivered by each of the Loan Parties.  This Agreement constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5.                                      General Provisions.

a.                                      This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, each shall be an original, and all of which together shall constitute one instrument.  Deliver of an executed counterpart by electronic transmission shall be equally effective as delivery of a manually executed counterpart.

b.                                      This Agreement expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon.

c.                                       Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

d.                                      The parties hereto hereby acknowledge and agree that this Agreement shall be deemed a “Loan Document” for all purposes under the Credit Agreement.

e.                                       This Agreement is being entered into, and shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:

AT HOME HOLDING III INC. (f/k/a GRD Holding III Corporation)

	By	/s/ Judd T. Nystrom
		Name:	Judd T. Nystrom
		Title:	Chief Financial Officer

AT HOME STORES LLC (f/k/a Garden Ridge Management, LLC)

By	/s/ Judd T. Nystrom
	Name:	Judd T. Nystrom
	Title:	Chief Financial Officer

[Signature Page to Assumption and Ratification Agreement]

GUARANTORS:

AT HOME COMPANIES LLC
(f/k/a Garden Holdings Inc.)
AT HOME HOLDING II INC.
(f/k/a GRD Holding II Corporation)
AT HOME FINANCE CORPORATION
(f/k/a Garden Ridge Finance Corporation)
AT HOME PROPERTIES LLC
(f/k/a 29 Northwest LLC)
1600 EAST PLANO PARKWAY, LLC
2650 WEST INTERSTATE 20, LLC
2827 DUNVALE, LLC
8651 AIRPORT FREEWAY LLC
11501 BLUEGRASS PARKWAY LLC
12990 WEST CENTER ROAD LLC
1944 SOUTH GREENFIELD ROAD LLC
4700 GREEN ROAD LLC
4304 WEST LOOP 289 LLC
642 SOUTH WALNUT AVENUE LLC
15065 CREOSOTE ROAD LLC
335 N. ACADEMY BOULEVARD (1031), LLC
1660 W. MIDWAY BOULEVARD (1031), LLC
3003 WEST VINE, LLC
7613 NORTH EAST LOOP 1604, LLC
334 CHICAGO DRIVE, LLC
4949 GREENWOOD DRIVE, LLC
2251 SOUTHWYCK BLVD, LLC
1605 BUFORD HWY, LLC
1267 CENTRAL PARK DR, LLC
4801 183A TOLL ROAD, LLC
19000 LIMESTONE COMMERCIAL DR, LLC
5501 GROVE BLVD, LLC
1600 W. KELLY AVENUE, LLC
1919 WELLS RD, LLC
7697 WINCHESTER RD, LLC

By	/s/ Judd T. Nystrom
Name:	Judd T. Nystrom
Title:	Chief Financial Officer

[Signature Page to Assumption and Ratification Agreement]

Administrative Agent:

BANK OF AMERICA, N.A.

By:	/s/ Christine Hutchinson
	Name:	Christine Hutchinson
	Title:	Director

[Signature Page to Assumption and Ratification Agreement]